UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2021 (February 1, 2021)

ITHAX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39943	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Madison Avenue

Suite 11A

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 792-0253

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-half of one Redeemable Warrant	ITHXU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.001 per share, included as part of the units	ITHX	The Nasdaq Stock Market LLC

Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	ITHXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

ITHAX Acquisition Corp. (the “Company,” “we”, “our” or “us”) is filing this Amendment No. 1 (“Amendment 1”) to the Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 5, 2021 (the “Original 8-K”), solely to amend and restate the February 1, 2021 balance sheet and related footnote disclosures as of February 1, 2021 which were filed as an exhibit to the Original 8-K (the “Original Financial Statement”).

Background of Restatements

The Company’s management and audit committee of the board of directors (the “Audit Committee”) determined that the Original Financial Statement should no longer be relied upon due to an error contained therein relating to the Company’s accounting for warrants and the ordinary shares held by the Company’s public shareholders, both as described below.

The Company previously accounted for its outstanding Public Warrants (as defined in Note 4) and Private Placement Warrants (as defined in Note 5, and collectively, with the Public Warrants, the “Warrants”) issued in connection with its initial public offering (the “Initial Public Offering”) as components of equity instead of as derivative liabilities.

The error was uncovered following the release of a joint statement on April 12, 2021 by the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (such statement, the “SEC Statement”). The SEC Statement advises, among other things, that certain settlement terms and provisions generally present in SPAC warrants preclude such warrants from being accounted for as equity.

As a result of the SEC Statement, the Company reevaluated the accounting treatment of the Warrants. In consideration of the guidance in Accounting Standards Codification (“ASC”) 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s ordinary shares.  Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s ordinary shares if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant.  Based on management’s evaluation, the Company’s Audit Committee and management concluded that the Private Placement Warrants are not indexed to the Company’s ordinary shares in the manner contemplated by ASC Section 815-40-15, because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. Accordingly, the Warrants are required to be classified as a liability measured at fair value at inception (on the date of issuance) and at each reporting date in accordance with ASC 820, “Fair Value Measurement,” with changes in fair value recognized in the statement of operations in the period of change. As a result, the Company’s Audit Committee and management has concluded that accounting treatment of the Warrants as of the Initial Public Offering date should be restated in this Amendment 1 to the Original 8-K.

Additionally, all of the ordinary shares held by the Company’s public shareholders (the “Public Shares”) contain a redemption feature, which provides each holder of such Public Shares with the opportunity to have their Public Shares redeemed, and management has no control over which Public Shares will be redeemed. ASC 480-10-S99-3A, “Distinguishing Liabilities from Equity”, provides that redemption provisions not solely within the control of the issuer require ordinary shares subject to redemption to be classified outside of permanent equity. Furthermore, ASC 480-10-25-6(b) provides guidance stating that in determining if an instrument is mandatorily redeemable, a provision that defers redemption until a specified liquidity level is reached would not affect classification of the instrument. As such, management has identified additional errors made in the Original Financial Statements where, at the closing of the Company’s Initial Public Offering, the Company improperly valued its ordinary shares subject to possible redemption. The Company previously determined the Public Shares subject to possible redemption to be equal to the redemption value, while also taking into consideration that a redemption cannot result in net tangible assets being less than $5,000,001. Management determined that the Public Shares can be redeemed or become redeemable subject to the occurrence of future events considered to be outside of the Company’s control. Therefore, management concluded that all Public Shares subject to possible redemption value should be carried at redemption value as temporary equity outside of shareholders’ equity. As a result, management has concluded that temporary equity and permanent equity as of the Initial Public Offering date should also be restated in this Amendment 1 to the Original 8-K. As a result, the Company’s management, together with the Audit Committee, determined that the Original Financial Statement should also be restated in this Amendment No. 1 because of this error. This restatement results in a change in the initial carrying value of the Public Shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and ordinary shares.

The Original Financial Statement that was previously filed as an exhibit for this period is superseded by the information in this Amendment No. 1, and the Original Financial Statement should no longer be relied upon. On November 19, 2021, the Company filed a report on Form 8-K disclosing the non-reliance on the Original Financial Statement.

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2021, the Company consummated its Initial Public Offering of 24,150,000 units (the “Units”) including 3,150,000 Units issued pursuant to the full exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.001 per share (“Class A ordinary share”), and one-half of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $241,500,000.

Simultaneously with the closing of the Initial Public Offering, pursuant to a Private Placement Units Purchase Agreement, by and between the Company and ITHAX Acquisition Sponsor LLC (the “Sponsor”) and a Private Placement Units Purchase Agreement, by and between the Company and Cantor Fitzgerald & Co. (“Cantor”), the Company completed the private sale of 465,000 private placement units to Sponsor and 210,000 private placement units to Cantor (collectively, the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,750,000 in the aggregate (the “Private Placement”). The Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale.

A total of $241,500,000 of the proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

A restated audited balance sheet as of February 1, 2021 reflecting receipt of the proceeds upon consummation of the IPO, including the full exercise of the underwriter’s over-allotment option, and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of February 1, 2021 (As Restated).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITHAX Acquisition Corp.

	By:	/s/ Orestes Fintiklis
		Name:	Orestes Fintiklis
		Title:	Chief Executive Officer

Dated: January 5, 2022

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